                                                                    EXHIBIT 99.1





                              For Immediate Release
                                Augusta, Georgia
                                February 25, 2004

                        GEORGIA-CAROLINA BANCSHARES, INC.
                            ANNOUNCES RECORD EARNINGS


         Patrick G. Blanchard, President & CEO of Georgia-Carolina Bancshares, Inc. (the "Company") announced today record net income for the Company's year ended December 31, 2003, and continued progress of the Company and its subsidiary, First Bank of Georgia.

         According to Blanchard, net income for the fiscal year 2003 was $5,032,000, a 51% increase over net income for 2002 of $3,331,000.

         The Company also reported net income of $1,034,000 during the fourth quarter of 2003 compared to net income of $1,139,000 for the fourth quarter of 2002.

         Basic earnings per share for the year ended December 31, 2003 were $1.92 as compared to $1.28 for 2002. Basic earnings per share for the fourth quarter of 2003 were $.40 compared to $.44 for the fourth quarter of 2002.

         Earnings per share calculations for 2003 and 2002 have been adjusted to include the effect of a 2-for-1 stock split effected as a stock dividend which was approved by the Board of Directors on December 17, 2003 and distributed effective January 30, 2004.

         Net income for the year ended December 31, 2003 provided a return on average assets of 1.92% and a return on average equity of 25.97%.

         The Company further announced consolidated total assets as of December 31, 2003 of $266,025,000, as compared to $257,362,000 at December 31, 2002. This growth in total assets is inclusive of a decrease of $35,508,000 in originated mortgage loans held for sale from $67,927,000 as of December 31, 2002 to $32,419,000 as of December 31, 2003.

         "Net income of the Company for 2003 reflected our planned performance of the Bank cost centers and exceptional income from First Bank Mortgage, the mortgage division of First Bank of Georgia, a wholly owned subsidiary of Georgia-Carolina Bancshares, Inc.," stated Blanchard.

         Blanchard explained that "many community banks such as First Bank that originate mortgage loans for resale in the secondary market have enjoyed a high level of lending volume and profitability. First Bank, like many other community banks, has utilized the past 12 months as an opportunity to generate additional fee income that is beyond normal expectations."

PRESS RELEASE
February 25, 2004
Page Two


         "As stated in the past, it is the plan of the Company and the Bank to continue to grow our customer base, assets and facilities of the Bank to gain more significant economies of scale and increase long-term profitability," Blanchard continued.

         "Our increase in net income was also a reflection of the continued growth in our customer base, deposits and loans and the market's growing acceptance of our Company and First Bank," stated Remer Y. Brinson III, President & CEO of the subsidiary, First Bank of Georgia.

         During the year, Georgia-Carolina Bancshares, Inc.'s performance was recognized by several national publications including The ABA Journal, the official journal of the American Bankers Association and The Independent Banker, the official publication of the Independent Community Bankers of America.

         Georgia-Carolina Bancshares' common stock is quoted on the Over-The-Counter Bulletin Board under the symbol of GECR. Morgan Keegan & Company, Inc. serves as the principal market maker of the common stock for the Company.

         Georgia-Carolina Bancshares, Inc. is a bank holding company with $266 million in assets as of December 31, 2003. The Company owns First Bank of Georgia which conducts bank operations through offices in Augusta, Columbia County and Thomson, Georgia.

         The closing market price of the Company's stock was quoted at $18.05 as of December 31, 2002 and at $45.00 as of December 31, 2003. On December 17, 2003, the Company announced a 2-for-1 stock split which was effective on January 30, 2004.

         Immediately following the 2-for-1 stock split, the market price of the stock was adjusted to give effect to the stock split and closed at a price of $22.50 on February 2, 2004.

         Certain statements contained in this Press Release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future business development activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results, expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: economic conditions, competition and other uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

         For additional information, please contact Mr. Patrick G. Blanchard, President & CEO at (706) 736-2100.

                       GEORGIA-CAROLINA BANCSHARES, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                             (dollars in thousands)



                                                                            December 31,     December 31,
                                                                            ------------     ------------
                                                                                2003            2002
                                                                            ------------     ------------
ASSETS

Cash and due from banks                                                       $  6,596          $  7,520
Federal funds sold                                                               8,470               507
Securities available-for-sale                                                   34,511            27,346
Loans, net of allowance for loan losses                                        173,203           142,934
Loans, held for sale                                                            32,419            67,927
Bank premises and fixed assets                                                   7,123             7,171
Accrued interest receivable                                                      1,126             1,245
Foreclosed real estate, net of allowance                                            59               305
Deferred tax asset, net                                                            806               449
Federal Home Loan Bank Stock                                                     1,083             1,570
Other assets                                                                       629               388
                                                                              --------          --------

               TOTAL ASSETS                                                   $266,025          $257,362
                                                                              ========          ========

LIABILITIES AND SHAREHOLDERS' EQUITY

DEPOSITS
      Non-interest bearing                                                    $ 26,326          $ 22,512
      Interest-bearing:
         NOW accounts                                                           31,161            22,703
         Savings                                                                64,001            30,763
         Money market accounts                                                   9,508            11,665
         Time deposits of $100,000, and over                                    39,986            48,709
         Other time deposits                                                    50,674            65,267
                                                                              --------          --------
               TOTAL DEPOSITS                                                  221,656           201,619

Other liabilities, borrowings and retail agreements                             22,505            38,848
                                                                              --------          --------

               TOTAL LIABILITIES                                               244,161           240,467
                                                                              --------          --------

SHAREHOLDERS' EQUITY
      Preferred stock, par value $.001; 1,000,000 shares authorized;
         none issued                                                                --                --
      Common stock, par value $.001; 9,000,000 shares authorized;
         2,636,510 and 2,615,580 shares
         issued and outstanding (1)                                                  2                 1
      Additional paid-in-capital                                                13,461            13,294
      Retained Earnings                                                          8,227             3,196
      Accumulated other comprehensive income                                       174               404
                                                                              --------          --------
               TOTAL SHAREHOLDERS' EQUITY                                       21,864            16,895
                                                                              --------          --------
               TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $266,025          $257,362
                                                                              ========          ========


(1) Adjusted to reflect the 2-for-1 common stock split effected January 30, 2004.

                       GEORGIA-CAROLINA BANCSHARES, INC.

                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                (dollars in thousands, except per share amounts)



                                                                              Three Months Ended            Twelve Months Ended
                                                                                  December 31,                  December 31,
                                                                             ----------------------        ----------------------
                                                                              2003           2002           2003          2002
                                                                             -------        -------        -------        -------
INTEREST INCOME
       Interest and fees on loans                                            $ 3,282        $ 3,375        $13,956        $12,063
       Interest on taxable securities                                            308            323          1,144          1,289
       Interest on nontaxable securities                                          21              7             55              7
       Interest on Federal funds sold                                              1              2              4              9
                                                                             -------        -------        -------        -------
                  TOTAL INTEREST INCOME                                        3,612          3,707         15,159         13,368
                                                                             -------        -------        -------        -------

INTEREST EXPENSE
       Interest on time deposits of $100,000 or more                             251            383          1,122          1,595
       Interest on other deposits                                                675            868          3,257          3,145
       Interest on funds purchased and other borrowings                           39            160            532            432
                                                                             -------        -------        -------        -------
                  TOTAL INTEREST EXPENSE                                         965          1,411          4,911          5,172
                                                                             -------        -------        -------        -------

                  NET INTEREST INCOME                                          2,647          2,296         10,248          8,196

PROVISION FOR LOAN LOSSES                                                        152             69            880            451
                                                                             -------        -------        -------        -------

                  NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          2,495          2,227          9,368          7,745
                                                                             -------        -------        -------        -------


NONINTEREST INCOME
       Service charges on deposits                                               212            168            733            564
       Other income/(loss)                                                        35             44            230             14
       Gain on sale of mortgage loans                                          3,085          3,006         14,577          9,819
                                                                             -------        -------        -------        -------
                                                                               3,332          3,218         15,540         10,397
                                                                             -------        -------        -------        -------
NONINTEREST EXPENSE
       Salaries and employee benefits                                          2,658          2,527         11,270          8,502
       Occupancy expenses                                                        291            271          1,165          1,016
       Other expenses                                                          1,156            904          4,068          3,361
                                                                             -------        -------        -------        -------
                                                                               4,105          3,702         16,503         12,879
                                                                             -------        -------        -------        -------

INCOME BEFORE INCOME TAXES                                                     1,722          1,743          8,405          5,263
                                                                             -------        -------        -------        -------

INCOME TAX EXPENSE                                                               688            604          3,373          1,932
                                                                             -------        -------        -------        -------

                  NET INCOME                                                 $ 1,034        $ 1,139        $ 5,032        $ 3,331
                                                                             =======        =======        =======        =======

NET INCOME PER SHARE OF COMMON STOCK (1)
       Basic                                                                 $  0.40        $  0.44        $  1.92        $  1.28
                                                                             =======        =======        =======        =======
       Diluted                                                               $  0.36        $  0.41        $  1.77        $  1.19
                                                                             =======        =======        =======        =======
DIVIDENDS PER SHARE OF COMMON STOCK                                               --             --             --             --
                                                                             =======        =======        =======        =======

(1) Adjusted to reflect the 2-for-1 common stock split effected January 30, 2004.

                        GEORGIA-CAROLINA BANCSHARES, INC.

                FINANCIAL RATIOS AND OTHER FINANCIAL INFORMATION
                                   (UNAUDITED)
                             (dollars in thousands)

                                                    AS OF,        AS OF,        AS OF,        AS OF,        AS OF,        AS OF,
                                                    OR FOR        OR FOR        OR FOR        OR FOR        OR FOR        OR FOR
                                                    TWELVE        TWELVE        TWELVE        TWELVE        TWELVE        TWELVE
                                                    MONTHS        MONTHS        MONTHS        MONTHS        MONTHS        MONTHS
                                                    ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                     2001          2001          2001          2001          2001          2001
                                                 -----------   -----------   -----------   -----------   -----------   -----------
 Shares Outstanding
     (adj. for stock dividends & splits):         2,636,510    2,615,580      2,592,592    2,636,510     2,615,580      2,592,592

 Book Value per Share:                           $     8.29   $     6.46     $     5.09   $     8.29    $     6.46     $     5.09

 Return on average assets
     (annualized):                                     1.54%        1.87%          1.33%        1.92%         1.44%          1.04%

 Return on average equity
     (annualized):                                    19.39%       27.96%         19.08%       25.97%        22.14%         13.71%

 Net interest margin
     (annualized):                                     4.17%        4.00%          3.44%        4.14%         3.74%          3.54%

 Net loans charged-off to net average loans:           0.01%        0.13%          0.04%        0.09%         0.16%          0.12%

 Allowance for losses to gross loans
     (excl. LHFS):                                     1.79%        1.68%          1.90%        1.79%         1.68%          1.90%

 Efficiency ratio:                                    68.66%       67.14%         68.15%       63.99%        69.27%         74.74%

 Equity capital to assets:                             8.22%        6.56%          6.41%        8.22%         6.56%          6.41%

 Noninterest expense to earning assets
     (annualized):                                     6.46%        6.46%          7.36%        6.66%         5.88%          7.18%

 Noninterest Income to earning assets
     (annualized):                                     5.24%        5.61%          7.35%        6.27%         4.75%          6.07%

 Cost of earning assets
     (annualized):                                     1.52%        2.46%          3.47%        1.98%         2.36%          4.17%

 Earning assets yield
      (annualized):                                    5.68%        6.46%          6.91%        6.12%         6.10%          7.71%